UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02277_

 Value Line Income and Growth Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/09 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC	A N N U A L R E P O R T
	220 East 42nd Street	D e c e m b e r 3 1 , 2 0 0 9
New York, NY 10017-5891
DISTRIBUTOR CUSTODIAN BANK SHAREHOLDER SERVICING AGENT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LEGAL COUNSEL DIRECTORS OFFICERS
EULAV Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891
State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
State Street Bank and Trust Co.
c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort
Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer
Value Line Income and Growth Fund, Inc.

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00069458

Value Line Income and Growth Fund, Inc.

To Our Value Line Income

To Our Shareholders (unaudited)

Enclosed is the annual report for the period ending December 31, 2009. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data, the schedule of investments, and financial statements.

The Value Line Income & Growth Fund, Inc. (the “Fund”) had a return of 23.07% in 2009, compared with a return of 26.46% for the Standard & Poor’s 500 Index(1) and a 4.52% return for the Barclays Capital US Government/Credit Bond Index(2).

Equity market returns rebounded strongly in 2009 as government stimulus from both fiscal and monetary policy took effect. Economic growth also returned in the second half of the year after one of the worst recessions in decades. As the economy has begun to mend, so have corporate earnings. While many companies have dramatically cut costs, this trend appears to be coming to an end and now revenue growth should help earnings grow at a double-digit pace in the coming year. While the outlook is significantly better, some of this positive news may already be priced into the market. In addition, some of the borrowing excesses of the past, especially in the real estate sector, still need to be worked through and will likely continue to be a drag on consumption. Given this backdrop, we expect investment returns to be more muted this year and continue to focus our equity investments on dividend paying companies where we believe the quality of earnings tends to be better.

Due to the economic uncertainty earlier in 2009, credit spreads widened significantly and the Fund was able to increase its exposure in corporate securities at attractive levels. This sector rallied strongly in the second half of the year as confidence and liquidity returned. At the current historically low level of yield, however, we have begun to reduce some of our fixed income exposure given the possibility of higher interest rates as the economy recovers.

We believe that in the current investment setting, a well-diversified and balanced approach will produce the best long-term results on a risk/reward basis. Preserving capital in the short run, while generating good total returns (income plus growth) over the long term, remains our goal.

As always, we appreciate your continued investment with us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

February 8, 2010

(1)
The Standard & Poor’s 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

(2)
The Barclays Capital US Government/Credit Bond Index consists of government, investment-grade and mortgage-backed bonds and is representative of the broad bond market. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

Value Line Income and Growth Fund, Inc.

and Growth Fund Shareholders

Economic Observations (unaudited)

The recession, which commenced in the latter stages of 2007 and proved to be long and severe, most likely ended in the third quarter of last year, although the National Bureau of Economic Research, which assigns dates to the beginning and end of recessions, has yet to determine the exact conclusion of the recent downturn. In all, the business contraction—which produced a succession of quarterly declines in the nation’s gross domestic product along with countless additional upheavals—apparently concluded with the restoration of a modest 2.2% rise in GDP in the third quarter of 2009. The nascent up cycle was underpinned initially by strengthening consumer spending, lesser declines in housing construction and home sales (with that ailing sector boosted by government assistance for first-time home buyers), and an irregular comeback in business spending.

Going forward, the upturn should be supported by further, but uneven, improvement in consumer and industrial activity. It is worth noting that the prospective rate of GDP growth in the year upcoming should be, at an estimated 2.5%-3.0%, well below the historical norm of 3%-4%. The problem is that there is just too much overall weakness in certain critical sectors—notably housing and employment—to generate the greater levels of consumer spending needed for significantly higher levels of economic growth, in our opinion.

The long and painful recession was traceable to several events, beginning with sharp declines in housing construction, home sales, and real estate prices. We also experienced a large reduction in credit availability, a high level of bank failures, increasing foreclosures and bank repossessions, a multi-decade high in unemployment, weak retail activity, and trendless manufacturing. Unfortunately, several of these problems are likely to stay with us for some time—notably the weakness in housing and employment. Such continuing difficulties underscore why we expect below-trend rates of U.S. GDP growth though 2010. Encouragingly, though, most business barometers are now either stabilizing or improving selectively. It is much the same overseas, where severe business declines had been seen earlier across Europe and Asia. Those prior setbacks, which generally got under way several months after our own reversal commenced, have also largely run their course. Following this initially moderate business recovery stateside, we would look for sufficient brightening in housing and employment to help underpin a more substantial economic recovery in 2011 and through the middle years of the next decade. By then, in fact, we would expect GDP growth to average a fairly sustainable 3.0%-3.5%.

Inflation, which moved up sharply last year, following dramatic gains in oil, food, and commodity prices, has moved onto a more irregular path recently. Going forward, we expect pricing to chart an uneven path, with further up-and-down swings in oil and commodities being the norm, as the economy’s expansion matures. On average, we think that pricing will increase less sharply over the next year or two than it did before the 2007-2009 recession. Looking further out, we expect pricing pressures to evolve later on in the business up cycle—as is only natural, as demand for labor and materials increases. The Federal Reserve, meanwhile, continues to express support for an accommodative monetary approach. As a result, we believe that it is unlikely to start raising interest rates until well into 2010, and to do so rather gently once it does finally opt to tighten the credit reins. Clearly, the risks to the sustainability of the economic up cycle appear too great for the Fed to consider tightening aggressively anytime soon.

Overall, we see a comparatively benign period ahead for the equity and fixed-income markets over the next year or so.

Value Line Income and Growth Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Income and Growth Fund, Inc. to that of the S&P 500 Index and the Barclays Capital US Government/Credit Bond Index. The Value Line Income and Growth Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Income and Growth
Fund, Inc., the S&P 500 Index* and the Barclays Capital US Government/Credit Bond Index**

Performance Data: ***

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/09	23.07%	$12,307
5 years ended 12/31/09	4.93%	$12,722
10 years ended 12/31/09	4.04%	$14,859

*	The Standard and Poor’s 500 Index is an unmanaged index that is representative of the larger -capitalization stocks traded in the United States.

**	The Barclays Capital US Government/Credit Bond Index is an unmanaged index that is generally considered to be representative of U.S. Government and corporate bond activity.

***
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Income and Growth Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/09	Ending account value 12/31/09	Expenses paid during period 7/1/09 thru 12/31/09*
Actual	$1,000.00	$1,159.18	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.72	$5.54

*
Expenses are equal to the Fund’s annualized expense ratio of 1.09% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Income and Growth Fund, Inc.

Portfolio Highlights at December 31, 2009 (unaudited)

Ten Largest Holdings

Issue	Shares/ Principal Amount	Value	Percentage of Net Assets
U.S. Treasury Notes, 0.88%, 4/15/10	$6,846,420	$6,869,417	2.0%
U.S. Treasury Notes, 2.38%, 4/15/11	$6,534,540	$6,727,512	2.0%
U.S. Treasury Notes, 2.00%, 4/15/12	$6,391,740	$6,679,368	2.0%
U.S. Treasury Notes, 4.75%, 3/31/11	$4,000,000	$4,196,248	1.2%
U.S. Treasury Notes, 1.88%, 7/15/15	$3,334,080	$3,513,027	1.0%
Federal Home Loan Bank, 4.88%, 5/14/10	$3,000,000	$3,051,261	0.9%
Federal Farm Credit Bank, 4.24%, 6/03/13	$2,000,000	$2,033,672	0.6%
Federal Home Loan Bank, 4.60%, 1/14/15	$2,000,000	$2,002,366	0.6%
Johnson & Johnson	30,000	$1,932,300	0.6%
Microsoft Corp.	60,000	$1,829,400	0.5%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities

Value Line Income and Growth Fund, Inc.

Schedule of Investments	December 31, 2009

Shares		Value
COMMON STOCKS (56.5%)

	CONSUMER DISCRETIONARY (4.9%)
15,000	Aaron’s, Inc.	$415,950
7,500	Abercrombie & Fitch Co. Class A	261,375
10,000	AnnTaylor Stores Corp. *	136,400
11,000	Autoliv, Inc.	476,960
10,000	Bed Bath & Beyond, Inc. *	386,300
7,500	Best Buy Co., Inc.	295,950
4,000	Black & Decker Corp. (The)	259,320
15,000	Brinker International, Inc.	223,800
15,000	Burger King Holdings, Inc.	282,300
25,000	Cabela’s, Inc. *	356,500
5,000	Cablevision Systems Corp. Class A	129,100
10,000	Carnival Corp. *	316,900
20,000	CBS Corp. Class B	281,000
5,000	CKE Restaurants, Inc.	42,300
15,000	Comcast Corp. Class A	240,150
15,000	Corinthian Colleges, Inc. *	206,550
25,000	DIRECTV Class A *	833,750
20,000	DISH Network Corp. Class A	415,400
4,000	Fortune Brands, Inc.	172,800
22,000	GameStop Corp. Class A *	482,680
25,000	Gannett Co., Inc.	371,250
1,000	Garmin Ltd.	30,700
14,000	Goodyear Tire & Rubber Co. (The) *	197,400
16,000	Harley-Davidson, Inc.	403,200
5,000	Harman International Industries, Inc.	176,400
24,000	Home Depot, Inc.	694,320
5,000	Honda Motor Co. Ltd. ADR	169,500
10,000	Johnson Controls, Inc.	272,400
15,000	Lennar Corp. Class A	191,550
15,000	Lowe’s Cos, Inc.	350,850
10,000	M.D.C. Holdings, Inc.	310,400
15,000	Mattel, Inc.	299,700
10,000	McDonald’s Corp.	624,400
8,000	Meritage Homes Corp. *	154,640
4,000	Mohawk Industries, Inc. *	190,400
20,000	Newell Rubbermaid, Inc.	300,200
28,000	News Corp. Class B	445,760
22,000	Orient-Express Hotels Ltd. Class A *	223,080
20,000	PetSmart, Inc.	533,800

Shares		Value
11,000	Phillips-Van Heusen Corp.	$447,480
10,000	Polaris Industries, Inc.	436,300
17,000	Pulte Homes, Inc. *	170,000
12,000	Sony Corp. ADR	348,000
6,000	Target Corp.	290,220
8,000	Tempur-Pedic International, Inc. *	189,040
9,000	Time Warner Cable, Inc.	372,510
14,000	Time Warner, Inc.	407,960
12,000	Vivendi ADR	357,000
25,000	Walt Disney Co. (The)	806,250
5,000	Whirlpool Corp.	403,300
10,000	Wolverine World Wide, Inc.	272,200
		16,655,695
	CONSUMER STAPLES (4.7%)
12,000	Archer-Daniels-Midland Co.	375,720
8,000	Bunge Ltd.	510,640
15,000	Campbell Soup Co.	507,000
16,000	Coca-Cola Co. (The)	912,000
8,000	Coca-Cola Femsa, S.A.B. de C.V. ADR	525,760
20,000	ConAgra Foods, Inc.	461,000
25,000	Constellation Brands, Inc. Class A *	398,250
15,000	Corn Products International, Inc.	438,450
20,000	CVS Caremark Corp.	644,200
15,000	Dean Foods Co. *	270,600
12,000	Diageo PLC ADR	832,920
15,000	Dr. Pepper Snapple Group, Inc.	424,500
1,000	Fomento Economico Mexicano S.A.B. de C.V. ADR	47,880
12,000	General Mills, Inc.	849,720
12,000	H.J. Heinz Co.	513,120
15,000	Hormel Foods Corp.	576,750
25,000	Kraft Foods, Inc. Class A	679,500
16,000	Kroger Co. (The)	328,480
3,000	Molson Coors Brewing Co. Class B	135,480
10,000	NBTY, Inc. *	435,400
14,000	PepsiCo, Inc.	851,200
16,000	Procter & Gamble Co. (The)	970,080
30,000	Safeway, Inc.	638,700
25,000	Sara Lee Corp.	304,500
14,000	Smithfield Foods, Inc. *	212,660

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2009

Shares		Value
15,000	Spartan Stores, Inc.	$214,350
22,000	SUPERVALU, Inc.	279,620
20,000	Sysco Corp.	558,800
20,000	Unilever PLC ADR	638,000
27,000	Wal-Mart Stores, Inc.	1,443,150
		15,978,430

	ENERGY (6.3%)
10,000	Alliance Resource Partners, L.P.	433,700
5,000	Apache Corp.	515,850
5,000	Atwood Oceanics, Inc. *	179,250
10,000	Boardwalk Pipeline Partners L.P.	300,300
10,000	BP PLC ADR	579,700
10,000	Bristow Group, Inc. *	384,500
5,000	Cabot Oil & Gas Corp.	217,950
12,000	Canadian Natural Resources Ltd.	863,400
10,000	Cenovus Energy, Inc.	252,000
22,000	Chevron Corp.	1,693,780
1,000	Compagnie Generale de Geophysique-Veritas ADR *	21,250
12,000	ConocoPhillips	612,840
12,500	Devon Energy Corp.	918,750
1,000	Diamond Offshore Drilling, Inc.	98,420
10,000	El Paso Corp.	98,300
10,000	EnCana Corp.	323,900
15,000	Energy Transfer Equity, L.P.	458,700
10,000	Energy Transfer Partners L.P.	449,700
24,000	Ensco International PLC ADR	958,560
15,000	Enterprise Products Partners, L.P.	471,150
17,000	Exxon Mobil Corp.	1,159,230
1,000	FMC Technologies, Inc. *	57,840
10,000	Frontline Ltd.	273,200
25,000	Global Industries Ltd. *	178,250
10,000	Halliburton Co.	300,900
20,000	Helix Energy Solutions Group, Inc. *	235,000
20,000	Marathon Oil Corp.	624,400
10,000	MarkWest Energy Partners L.P.	292,700
2,000	Massey Energy Co.	84,020
8,000	Murphy Oil Corp.	433,600
10,000	Nabors Industries Ltd. *	218,900

Shares		Value
10,000	National-Oilwell Varco, Inc.	$440,900
16,000	Newfield Exploration Co. *	771,680
12,000	Noble Corp.	488,400
10,000	Overseas Shipholding Group, Inc.	439,500
2,000	Patterson-UTI Energy, Inc.	30,700
7,000	Peabody Energy Corp.	316,470
10,000	Pengrowth Energy Trust	96,300
1,000	Petroleo Brasileiro S.A. ADR	47,680
5,000	Pioneer Natural Resources Co.	240,850
10,000	Plains All American Pipeline, L.P.	528,500
5,000	Plains Exploration & Production Co. *	138,300
6,000	Pride International, Inc. *	191,460
15,000	Rowan Companies, Inc. *	339,600
7,000	Royal Dutch Shell PLC ADR, Class A	420,770
10,000	Sasol Ltd. ADR	399,400
5,000	St. Mary Land & Exploration Co.	171,200
15,000	StatoilHydro ASA ADR	373,650
20,000	Stone Energy Corp. *	361,000
15,000	Suncor Energy, Inc.	529,650
10,000	Swift Energy Co. *	239,600
6,000	Total S.A. ADR	384,240
11,000	Transocean Ltd. *	910,800
		21,550,690
	FINANCIALS (5.2%)
10,000	ACE Ltd. *	504,000
20,000	AllianceBernstein Holding L.P.	562,000
9,000	Allstate Corp. (The)	270,360
12,000	American Express Co.	486,240
15,000	American Financial Group, Inc.	374,250
15,000	Ameriprise Financial, Inc.	582,300
6,000	Apartment Investment & Management Co. Class A	95,520
15,000	Aspen Insurance Holdings Ltd.	381,750
2,000	AvalonBay Communities, Inc.	164,220
12,000	Banco Santander Central Hispano S.A. ADR	197,280
16,000	Bank of America Corp.	240,960

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Shares		Value
8,000	Bank of New York Mellon Corp.	$223,760
8,000	Bank of Nova Scotia	373,920
20,000	Berkley (W.R.) Corp.	492,800
4	Berkshire Hathaway, Inc. Class A *	396,800
1,000	Boston Properties, Inc.	67,070
10,000	BRE Properties, Inc.	330,800
12,000	Charles Schwab Corp. (The)	225,840
15,000	Citigroup, Inc.	49,650
11,000	CNA Financial Corp. *	264,000
20,000	Conseco, Inc. *	100,000
5,000	Credit Suisse Group ADR	245,800
2,000	Cullen/Frost Bankers, Inc.	100,000
2,000	Equity Residential	67,560
5,000	Federated Investors, Inc. Class B	137,500
15,000	First American Corp.	496,650
2,000	Franklin Resources, Inc.	210,700
5,000	Hartford Financial Services Group, Inc.	116,300
15,000	HCC Insurance Holdings, Inc.	419,550
5,105	Host Hotels & Resorts, Inc. *	59,575
10,000	Independent Bank Corp.	208,900
27,852	ING Groep N.V. ADR *	273,228
14,000	Invesco Ltd.	328,860
20,000	Itau Unibanco Banco Multiplo S.A. ADR	456,800
15,000	JPMorgan Chase & Co.	625,050
15,000	KeyCorp	83,250
15,000	Legg Mason, Inc.	452,400
9,000	Leucadia National Corp. *	214,110
30,000	Loews Corp.	1,090,500
2,000	M&T Bank Corp.	133,780
18,000	Manulife Financial Corp.	330,120
7,000	MetLife, Inc.	247,450
12,000	Morgan Stanley	355,200
12,000	Nasdaq OMX Group, Inc. (The) *	237,840
10,000	NYSE Euronext	253,000
6,000	PICO Holdings, Inc. *	196,380
12,000	PNC Financial Services Group, Inc.	633,480
17,000	Principal Financial Group, Inc.	408,680
8,000	Prudential Financial, Inc.	398,080

Shares		Value
6,000	Regency Centers Corp.	$210,360
1	Simon Property Group, Inc.	80
7,000	SunTrust Banks, Inc.	142,030
7,500	Toronto-Dominion Bank (The)	470,400
8,000	Travelers Companies, Inc. (The)	398,880
18,000	U.S. Bancorp	405,180
10,000	United Bankshares, Inc.	199,700
15,000	Unum Group	292,800
15,000	Wells Fargo & Co.	404,850
1,000	Westpac Banking Corp. ADR	113,021
		17,801,564

	HEALTH CARE (8.7%)
15,000	Abbott Laboratories	809,850
15,000	Aetna, Inc.	475,500
10,000	Amgen, Inc. *	565,700
10,000	Baxter International, Inc.	586,800
10,000	Becton, Dickinson & Co.	788,600
5,000	Bio-Rad Laboratories, Inc. Class A *	482,300
10,000	Biogen Idec, Inc. *	535,000
5,000	Boston Scientific Corp. *	45,000
25,000	Bristol-Myers Squibb Co.	631,250
12,000	CIGNA Corp.	423,240
30,000	Coventry Health Care, Inc. *	728,700
15,000	Covidien PLC	718,350
20,000	Eli Lilly & Co.	714,200
24,000	Forest Laboratories, Inc. *	770,640
12,000	Genzyme Corp. *	588,120
10,000	GlaxoSmithKline PLC ADR	422,500
20,000	Health Net, Inc. *	465,800
12,000	Humana, Inc. *	526,680
15,000	Immucor, Inc. *	303,600
30,000	IMS Health, Inc.	631,800
16,000	Inverness Medical Innovations, Inc. *	664,160
30,000	Johnson & Johnson	1,932,300
12,000	Kinetic Concepts, Inc. *	451,800
27,000	King Pharmaceuticals, Inc. *	331,290
10,000	Laboratory Corporation of America Holdings *	748,400
11,067	Life Technologies Corp. *	578,029
20,000	Lincare Holdings, Inc. *	742,400
15,000	Medtronic, Inc.	659,700
32,883	Merck & Co., Inc.	1,201,545

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2009

Shares		Value
1,000	Millipore Corp. *	$72,350
10,000	Novartis AG ADR	544,300
25,000	PerkinElmer, Inc.	514,750
40,000	Pfizer, Inc.	727,600
20,000	PSS World Medical, Inc. *	451,400
20,000	Quest Diagnostics, Inc.	1,207,600
20,000	Sanofi-Aventis ADR	785,400
15,000	STERIS Corp.	419,550
14,000	Teleflex, Inc.	754,460
22,000	Teva Pharmaceutical Industries Ltd. ADR	1,235,960
12,500	Thermo Fisher Scientific, Inc. *	596,125
15,000	UnitedHealth Group, Inc.	457,200
17,000	Varian Medical Systems, Inc. *	796,450
7,000	Warner Chilcott PLC Class A *	199,290
20,000	Watson Pharmaceuticals, Inc. *	792,200
15,000	WellCare Health Plans, Inc. *	551,400
18,000	Zimmer Holdings, Inc. *	1,063,980
		29,693,269

	INDUSTRIALS (8.7%)
15,000	ABB Ltd. ADR *	286,500
15,000	AGCO Corp. *	485,100
9,000	Alaska Air Group, Inc. *	311,040
5,000	Alexander & Baldwin, Inc.	171,150
2,000	Alliant Techsystems, Inc. *	176,540
10,000	American Ecology Corp.	170,400
2,000	American Science & Engineering, Inc.	151,680
8,000	Avery Dennison Corp.	291,920
5,000	Baldor Electric Co.	140,450
15,000	Barnes Group, Inc.	253,500
11,000	Belden CDT, Inc.	241,120
6,000	Boeing Co. (The)	324,780
10,000	Briggs & Stratton Corp.	187,100
10,000	Canadian National Railway Co.	543,600
10,000	Canadian Pacific Railway Ltd.	540,000
10,000	Ceradyne, Inc. *	192,100
20,000	Chicago Bridge & Iron Co. N.V. *	404,400
15,000	Cintas Corp.	390,750
15,000	CIRCOR International, Inc.	377,700

Shares		Value
2,000	CNH Global N.V. *	$49,960
11,000	Continental Airlines, Inc. Class B *	197,120
10,000	Crane Co.	306,200
8,000	CSX Corp.	387,920
2,000	Cummins, Inc.	91,720
10,000	Curtiss-Wright Corp.	313,200
6,000	Danaher Corp.	451,200
15,000	Delta Air Lines, Inc. *	170,700
10,000	Dover Corp.	416,100
20,000	DryShips, Inc. *	116,400
7,000	Dun & Bradstreet Corp. (The)	590,590
10,000	Dycom Industries, Inc. *	80,300
6,000	Eaton Corp.	381,720
15,000	Emerson Electric Co.	639,000
10,000	Empresa Brasileira de Aeronautica S.A. ADR	221,100
6,000	Excel Maritime Carriers Ltd. *	36,960
1,000	FedEx Corp.	83,450
5,000	Flowserve Corp.	472,650
6,000	Fluor Corp.	270,240
15,000	Foster Wheeler AG *	441,600
10,000	G&K Services, Inc. Class A	251,300
15,000	General Cable Corp. *	441,300
10,000	General Dynamics Corp.	681,700
80,000	General Electric Co.	1,210,400
8,000	Goodrich Corp.	514,000
1,000	Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	51,810
16,000	Honeywell International, Inc.	627,200
8,000	Illinois Tool Works, Inc.	383,920
15,000	Ingersoll-Rand PLC	536,100
20,000	Interface, Inc. Class A	166,200
8,000	ITT Corp.	397,920
25,000	JetBlue Airways Corp. *	136,250
15,000	Kennametal, Inc.	388,800
5,000	KHD Humboldt Wedag International Ltd. *	68,050
20,000	Koninklijke Philips Electronics N.V.	588,800
8,000	L-3 Communications Holdings, Inc.	695,600
8,000	Lincoln Electric Holdings, Inc.	427,680
5,000	Lockheed Martin Corp.	376,750
10,000	McDermott International, Inc. *	240,100

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Shares		Value
5,000	Monster Worldwide, Inc. *	$87,000
20,000	Mueller Water Products, Inc. Class A	104,000
10,000	Navistar International Corp. *	386,500
7,000	Norfolk Southern Corp.	366,940
12,000	Northrop Grumman Corp.	670,200
5,000	Owens Corning, Inc. *	128,200
12,000	Pall Corp.	434,400
9,000	Parker Hannifin Corp.	484,920
12,000	Pentair, Inc.	387,600
8,000	Raytheon Co.	412,160
15,000	Republic Services, Inc.	424,650
10,000	Rockwell Automation, Inc.	469,800
10,000	Rockwell Collins, Inc.	553,600
12,000	Ryder System, Inc.	494,040
1,000	Siemens AG ADR	91,700
15,000	Southwest Airlines Co.	171,450
15,000	TBS International Ltd. Class A *	110,250
10,000	Terex Corp. *	198,100
15,000	Textron, Inc.	282,150
16,000	Thomas & Betts Corp. *	572,640
12,000	Trinity Industries, Inc.	209,280
15,000	Tyco International Ltd. *	535,200
8,000	Ultralife Corp. *	34,560
6,000	Union Pacific Corp.	383,400
10,000	United Technologies Corp.	694,100
5,000	Valence Technology, Inc. *	4,550
20,000	Waste Management, Inc.	676,200
16,000	Watts Water Technologies, Inc. Class A	494,720
10,000	WESCO International, Inc. *	270,100
		29,674,250

	INFORMATION TECHNOLOGY (8.0%)
18,000	Accenture PLC. Class A	747,000
10,000	Adobe Systems, Inc. *	367,800
7,000	Affiliated Computer Services, Inc. Class A *	417,830
20,000	Amdocs Ltd. *	570,600
15,000	Analog Devices, Inc.	473,700
12,000	Anixter International, Inc. *	565,200
1,000	Apple, Inc. *	210,860
20,000	Arrow Electronics, Inc. *	592,200
15,000	Automatic Data Processing, Inc.	642,300
10,000	Avid Technology, Inc. *	127,600
24,000	Avnet, Inc. *	723,840

Shares		Value
20,000	AVX Corp.	$253,400
20,000	BMC Software, Inc. *	802,000
15,000	CA, Inc.	336,900
15,000	Celestica, Inc. *	141,600
20,000	Check Point Software Technologies Ltd. *	677,600
32,000	Cisco Systems, Inc. *	766,080
15,000	Cognizant Technology Solutions Corp. Class A *	679,500
10,000	CommScope, Inc. *	265,300
20,000	Computer Sciences Corp. *	1,150,600
15,000	Corning, Inc.	289,650
15,000	CSG Systems International, Inc. *	286,350
12,000	CyberSource Corp. *	241,320
30,000	Dell, Inc. *	430,800
10,000	DST Systems, Inc. *	435,500
15,000	eBay, Inc. *	353,100
30,000	EMC Corp. *	524,100
10,000	Harmonic, Inc. *	63,300
12,000	Harris Corp.	570,600
2,981	Harris Stratex Networks, Inc. Class A *	20,599
18,000	Hewlett-Packard Co.	927,180
2,500	IAC/InterActiveCorp *	51,200
5,000	Infosys Technologies Ltd. ADR	276,350
27,000	Intel Corp.	550,800
10,000	International Business Machines Corp.	1,309,000
5,000	International Rectifier Corp. *	110,600
2,000	Itron, Inc. *	135,140
14,500	LaserCard Corp. *	83,665
14,000	Lender Processing Services, Inc.	569,240
15,000	Lexmark International, Inc. Class A *	389,700
10,000	Linear Technology Corp.	305,400
5,000	Logitech International S.A. *	85,500
10,000	Maxwell Technologies, Inc. *	178,400
5,000	MEMC Electronic Materials, Inc. *	68,100
60,000	Microsoft Corp.	1,829,400
20,000	Motorola, Inc. *	155,200
20,000	Nokia Oyj ADR	257,000
15,000	NVIDIA Corp. *	280,200
24,000	Oracle Corp.	588,960
15,000	OSI Systems, Inc. *	409,200

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2009

Shares		Value
20,000	Plantronics, Inc.	$519,600
15,000	Plexus Corp. *	427,500
12,000	SAIC, Inc. *	227,280
8,000	SAP AG ADR	374,480
20,000	Seagate Technology	363,800
20,000	STEC, Inc. *	326,800
15,000	STMicroelectronics N.V.	139,050
12,000	Sybase, Inc. *	520,800
20,000	Symantec Corp. *	357,800
16,000	Texas Instruments, Inc.	416,960
25,000	Tyco Electronics Ltd.	613,750
10,000	Western Digital Corp. *	441,500
20,000	Xerox Corp.	169,200
		27,185,984

	MATERIALS (3.4%)
5,500	Agrium, Inc.	338,250
20,000	Alcoa, Inc.	322,400
17,000	AngloGold Ashanti Ltd. ADR	683,060
10,000	Arch Chemicals, Inc.	308,800
4,000	Ashland, Inc.	158,480
15,000	Barrick Gold Corp.	590,700
8,000	BHP Billiton Ltd. ADR	612,640
3,000	Cabot Corp.	78,690
24,000	Cemex S.A. de C.V. ADR *	283,680
15,000	Commercial Metals Co.	234,750
8,000	Cytec Industries, Inc.	291,360
10,000	Dow Chemical Co. (The)	276,300
12,000	E.I. du Pont de Nemours & Co.	404,040
5,000	Freeport-McMoRan Copper & Gold, Inc. *	401,450
30,000	Harmony Gold Mining Company Ltd. ADR	305,100
25,000	Headwaters, Inc. *	163,000
20,000	Huntsman Corp.	225,800
10,000	International Paper Co.	267,800
5,000	Lubrizol Corp. (The)	364,750
12,000	Mechel ADR	225,840
16,000	Methanex Corp.	311,840
10,000	Mosaic Co. (The)	597,300
10,000	Nalco Holding Co.	255,100
5,000	Newmont Mining Corp.	236,550
14,000	OM Group, Inc. *	439,460
2,000	POSCO ADR	262,200
1,100	Rio Tinto PLC ADR	236,929
5,000	Sociedad Quimica y Minera de Chile S.A. ADR	187,850

Shares		Value
10,000	Sterlite Industries (India) Ltd. ADR	$182,200
2,000	Syngenta AG ADR	112,540
10,000	Terra Industries, Inc.	321,900
24,000	Titanium Metals Corp. *	300,480
1,000	United States Steel Corp.	55,120
10,000	Vale SA ADR	290,300
10,000	Walter Energy, Inc.	753,100
22,000	Yamana Gold, Inc.	250,360
15,000	Zoltek Companies, Inc. *	142,500
		11,472,619

	TELECOMMUNICATION SERVICES (2.0%)
55,000	AT&T, Inc.	1,541,650
10,000	BT Group PLC ADR	217,400
13,700	CenturyTel, Inc.	496,077
16,000	China Mobile Ltd. ADR	742,880
30,000	Deutsche Telekom AG ADR	441,000
7,500	Millicom International Cellular S.A.	553,275
10,000	Telecom Corporation of New Zealand Ltd. ADR	89,900
10,000	Telefonica S.A. ADR	835,200
20,000	Turkcell Iletisim Hizmetleri AS ADR	349,800
30,000	Verizon Communications, Inc.	993,900
5,000	Vimpel-Communications ADR	92,950
15,000	Vodafone Group PLC ADR	346,350
		6,700,382

	UTILITIES (4.6%)
20,000	AES Corp. (The) *	266,200
24,000	ALLETE, Inc.	784,320
20,000	American Electric Power Company, Inc.	695,800
16,000	American States Water Co.	566,560
14,000	California Water Service Group	515,480
20,000	CenterPoint Energy, Inc.	290,200
18,750	Companhia Energetica de Minas Gerais ADR	338,625
25,000	Dominion Resources, Inc.	973,000
10,000	Energen Corp.	468,000
17,000	Exelon Corp.	830,790

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Shares		Value
15,000	Ferrellgas Partners, L.P.	$316,950
15,000	FirstEnergy Corp.	696,750
20,000	IDACORP, Inc.	639,000
14,000	National Fuel Gas Co.	700,000
20,000	OGE Energy Corp.	737,800
45,000	Pepco Holdings, Inc.	758,250
10,000	PG&E Corp.	446,500
20,000	Pinnacle West Capital Corp.	731,600
14,000	PPL Corp.	452,340
15,000	Progress Energy, Inc.	615,150
12,000	Sempra Energy	671,760
25,000	Southern Co.	833,000
35,000	TECO Energy, Inc.	567,700
15,000	Veolia Environnement ADR	493,200
30,000	Westar Energy, Inc.	651,600
30,000	Xcel Energy, Inc.	636,600
		15,677,175

	TOTAL COMMON STOCKS (1) (Cost $161,934,781) (56.5%)	192,390,058

PREFERRED STOCKS (0.3%)

	FINANCIALS (0.3%)
20,000	Health Care REIT, Inc.
	Series F 7.625% *	498,000
15,100	HSBC Holdings PLC
	Series A 6.20% *	322,989
5,000	MetLife, Inc. Series B 6.50% *	120,000
		940,989
	TOTAL PREFERRED STOCKS (1)
	(Cost $1,002,500) (0.3%)	940,989

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (8.5%)
$6,846,420	U.S. Treasury Notes, 0.88%, 4/15/10 (2)	$6,869,417
4,000,000	U.S. Treasury Notes, 4.75%, 3/31/11	4,196,248
6,534,540	U.S. Treasury Notes, 2.38%, 4/15/11 (2)	6,727,512
6,391,740	U.S. Treasury Notes, 2.00%, 4/15/12 (2)	6,679,368

Principal Amount		Value
$3,334,080	U.S. Treasury Notes, 1.88%, 7/15/15 (2)	$3,513,027
1,000,000	U.S. Treasury Notes, 3.13%, 5/15/19	947,031
	TOTAL U.S. TREASURY OBLIGATIONS (3)
	(Cost $27,253,469) (8.5%)	28,932,603

CONVERTIBLE CORPORATE BONDS & NOTES (5.7%)

	BASIC MATERIALS (0.3%)
1,000,000	Ferro Corp., Convertible Senior Notes, 6.50%, 8/15/13	887,500

	COMMUNICATIONS (0.6%)
1,200,000	Interpublic Group of Cos., Inc., Senior Notes, 4.25%, 3/15/23	1,192,500
1,000,000	NII Holdings, Inc. 3.13%, 6/15/12	917,500
		2,110,000

	CONSUMER, CYCLICAL (0.5%)
1,500,000	Tech Data Corp., Senior
	Debentures, 2.75%, 12/15/26	1,616,250

	CONSUMER, NON-CYCLICAL (1.3%)
1,000,000	Charles River Laboratories International, Inc., Senior Notes, 2.25%, 6/15/13	972,500
1,250,000	Cubist Pharmaceuticals, Inc. 2.25%, 6/15/13	1,167,187
1,000,000	Euronet Worldwide, Inc., Senior Debentures, 3.50%, 10/15/25	933,750
1,500,000	LifePoint Hospitals, Inc., Senior Subordinated Debentures, 3.25%, 8/15/25	1,381,875
		4,455,312
	ENERGY (0.6%)
1,200,000	Global Industries Ltd., Senior Debentures, 2.75%, 8/1/27	742,500
500,000	Helix Energy Solutions Group, Inc., Senior Notes, 3.25%, 12/15/25	450,000

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2009

Principal Amount		Value
$1,000,000	Transocean, Inc., Senior Notes Series C, 1.50%, 12/15/37	$962,500
		2,155,000
	FINANCIAL (0.4%)
1,250,000	NASDAQ OMX Group, Inc. (The), Senior Notes, 2.50%, 8/15/13	1,171,875

	INDUSTRIAL (1.1%)
1,000,000	AGCO Corp., Senior Subordinated Notes, 1.25%, 12/15/36	1,048,750
1,020,000	Flextronics International Ltd. 1.00%, 8/1/10	1,002,150
1,000,000	General Cable Corp., Senior Notes, 1.00%, 10/15/12	858,750
1,000,000	Suntech Power Holdings Co., Ltd., Senior Notes, 3.00%, 3/15/13	792,500
		3,702,150

	TECHNOLOGY (0.9%)
1,000,000	Maxtor Corp., Senior Notes, 2.38%, 8/15/12	1,180,000
1,250,000	SanDisk Corp., Senior Notes, 1.00%, 5/15/13	1,042,188
1,000,000	Xilinx, Inc., Subordinated Debentures, 3.13%, 3/15/37	925,000
		3,147,188
	TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (3) (Cost $17,690,130) (5.7%)	19,245,275

CORPORATE BONDS & NOTES (4.7%)

	BASIC MATERIALS (1.4%)
1,000,000	Alcoa, Inc., Senior Notes, 6.00%, 7/15/13	1,053,432
1,000,000	Cytec Industries, Inc., 8.95%, 7/1/17	1,186,116
1,100,000	Dow Chemical Co. (The), Senior Notes, 8.55%, 5/15/19	1,312,460
1,060,000	Southern Copper Corp., 6.38%, 7/27/15	1,089,369
		4,641,377

Principal Amount		Value
	CONSUMER, CYCLICAL (0.9%)
$1,000,000	J.C. Penney Corp., Inc., 8.00%, 3/1/10	$1,011,250
1,000,000	Marriott International, 5.81%, 11/10/15	973,967
1,000,000	Whirlpool Corp., 6.13%, 6/15/11	1,039,322
		3,024,539

	CONSUMER, NON-CYCLICAL (0.3%)
1,000,000	Humana, Inc., Senior Notes, 6.45%, 6/1/16	1,010,807

	ENERGY (0.3%)
1,000,000	Pacific Energy Partners L.P. / Pacific Energy Finance Corp., 6.25%, 9/15/15	1,028,817

	FINANCIAL (0.3%)
1,000,000	General Electric Capital Corp., 5.50%, 11/15/11	1,011,898
750,000	Lehman Brothers Holdings, Inc., 5.63%, 1/24/13 (4)	153,750
		1,165,648

	INDUSTRIAL (1.0%)
892,000	Commercial Metals Co., Notes, 6.50%, 7/15/17	903,550
1,000,000	Fisher Scientific International, Inc., Senior Subordinated Notes, 6.13%, 7/1/15	1,031,250
740,000	Ryder System, Inc., Senior Notes, 4.63%, 4/1/10	743,438
700,000	Tyco Electronics Group S.A., Senior Notes, 6.00%, 10/1/12	742,701
		3,420,939

	TECHNOLOGY (0.5%)
1,500,000	National Semiconductor Corp., Senior Notes, 6.15%, 6/15/12	1,571,170
	TOTAL CORPORATE BONDS & NOTES (3) (Cost $14,995,721) (4.7%)	15,863,297

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.3%)
$2,000,000	Federal Farm Credit Bank, 4.24%, 6/3/13	$2,033,672
3,000,000	Federal Home Loan Bank, 4.88%, 5/14/10	3,051,261
2,000,000	Federal Home Loan Bank, 4.60%, 1/14/15	2,002,366
730,694	Federal National Mortgage Association, Benchmark REMIC Series 20069-B1 Class AB, 6.00%, 6/25/16	759,578
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (3) (Cost $7,734,373) (2.3%)	7,846,877
	TOTAL INVESTMENT SECURITIES (1) (78.0%) (Cost $230,610,974)	265,219,099

SHORT-TERM INVESTMENTS (21.9%)

	U.S. GOVERNMENT AGENCY OBLIGATIONS (12.8%)
$3,500,000	Federal Home Loan Bank Discount Notes, 0.01%, 1/8/10 (5)	3,499,993
20,000,000	Federal Home Loan Bank Discount Notes, 0.08%, 1/25/10 (5)	19,999,867
5,000,000	Federal Home Loan Mortgage Corp. Discount Notes, 0.08%, 1/26/10 (5)	4,999,827
2,000,000	Federal Home Loan Mortgage Corp. Discount Notes, 0.04%, 1/6/10 (5)	1,999,996
5,000,000	Federal National Mortgage Association Discount Notes, 0.08%, 1/8/10 (5)	4,999,990
8,000,000	Federal National Mortgage Association Discount Notes, 0.08%, 3/10/10 (5)	7,998,640
		43,498,313

Principal Amount		Value
	COMMERCIAL PAPER (5.3%)
$8,000,000	Abbot Laboratories, 0.09%, 1/13/10	$7,999,760
10,000,000	Walt Disney Co. (The), 0.11%, 1/21/10	9,999,389
		17,999,149

	U.S. TREASURY OBLIGATIONS (2.9%)
10,000,000	United States Treasury Bill, 0.08%, 4/8/10 (5)	9,995,419

	REPURCHASE AGREEMENTS (0.9%)
$3,100,000	With Morgan Stanley, 0.00%, dated 12/31/09, due 1/04/10, delivery value $3,100,000 (collateralized by $3,155,000 U.S. Treasury Notes 1.1250%, due 6/30/11, with a value of $3,168,310)	3,100,000
	TOTAL SHORT-TERM INVESTMENTS (3) (Cost $74,592,881) (21.9%)	74,592,881
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)		397,541
NET ASSETS (100%)		$340,209,521
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($340,209,521 ÷ 43,910,996 shares outstanding)		$7.75

*	Non-income producing.
(1)	Unless otherwise indicated, the values of the Portfolio are determined based on Level 1 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.
(2)	Treasury Inflation Protected Security (TIPS).
(3)	Values determined based on Level 2 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.
(4)	Security currently in default.
(5)	The rate shown on discount securities represents the yield or rate as of December 31, 2009.
ADR	American Depositary Receipt.

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Statement of Assets and Liabilities at December 31, 2009

Assets:
Investment securities, at value (Cost - $230,610,974)	$265,219,099
Short-term investments (Cost - $74,592,881)	74,592,881
Cash	199,994
Interest and dividends receivable	863,028
Receivable for securities sold	666,434
Receivable for capital shares sold	67,417
Other	7,460
Prepaid expenses	5,975
Total Assets	341,622,288

Liabilities:
Payable for securities purchased	1,000,049
Payable for capital shares redeemed	100,836
Accrued expenses:
Advisory fee	192,565
Service and distribution plan fees	57,922
Directors’ fees and expenses	25
Other	61,370
Total Liabilities	1,412,767
Net Assets	$340,209,521

Net assets consist of:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 43,910,996 shares)	$43,910,996
Additional paid-in capital	291,430,788
Undistributed net investment income	83,383
Accumulated net realized loss on investments and foreign currency	(29,823,808)
Net unrealized appreciation of investments and foreign currency translations	34,608,162
Net Assets	$340,209,521
Net Asset Value, Offering and Redemption Price per Outstanding Share ($340,209,521 ÷ 43,910,996 shares outstanding)	$7.75

Statement of Operations for the Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign withholding tax of $85,502)	$4,185,707
Interest (net of foreign withholding tax of $764)	4,018,501
Total Income	8,204,208
Expenses:
Advisory fee	2,113,618
Service and distribution plan fees	793,699
Auditing and legal fees	174,008
Printing and postage	127,102
Transfer agent fees	126,845
Custodian fees	93,156
Registration and filing fees	42,308
Insurance	37,574
Directors’ fees and expenses	29,277
Other	57,765
Total Expenses Before Custody Credits and Fees Waived	3,595,352
Less: Service and Distribution Plan Fees Waived	(134,236)
Less: Custody Credits	(220)
Net Expenses	3,460,896
Net Investment Income	4,743,312
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:

Net Realized Loss	(13,842,418)
Change in Net Unrealized Appreciation/(Depreciation)	75,271,257
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	61,428,839
Net Increase in Net Assets from Operations	$66,172,151

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Statement of Changes in Net Assets for the Years Ended December 31, 2009 and 2008

	Year Ended December 31, 2009	Year Ended December 31, 2008

Operations:
Net investment income	$4,743,312	$6,734,701
Net realized loss on investments and foreign currency	(13,842,418)	(15,454,135)
Change in net unrealized appreciation/(depreciation)	75,271,257	(76,531,919)
Net increase/(decrease) in net assets from operations	66,172,151	(85,251,353)

Distributions to Shareholders:
Net investment income	(4,648,516)	(7,090,545)
Net realized gain from investment transactions	—	(1,324,740)
Return of capital	—	(3,975,558)
Total Distributions	(4,648,516)	(12,390,843)

Capital Share Transactions:
Proceeds from sale of shares	31,695,273	87,684,677
Proceeds from reinvestment of dividends and distributions to shareholders	4,229,191	11,332,184
Cost of shares redeemed	(64,986,456)	(79,875,485)
Net increase/(decrease) in net assets from capital share transactions	(29,061,992)	19,141,376
Total Increase/(Decrease) in Net Assets	32,461,643	(78,500,820)

Net Assets:
Beginning of year	307,747,878	386,248,698
End of year	$340,209,521	$307,747,878
Undistributed net investment income and distributions in excess of net investment income, respectively, at end of year	$83,383	$(14,297)

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements

1.	Significant Accounting Policies

Value Line Income and Growth Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities 60 days or less at date of purchase are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

The Board of Directors has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) 820-10, Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
●	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 — Inputs that are unobservable.

Value Line Income and Growth Fund, Inc.

December 31, 2009

In 2009, the Fund adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets Common Stocks	$192,390,058	$0	$0	$192,390,058
Preferred Stocks	940,989	0	0	940,989
U.S. Treasury Obligations	0	28,932,603	0	28,932,603
Corporate Bonds & Notes	0	15,863,297	0	15,863,297
Convertible Corporate Bonds & Notes	0	19,245,275	0	19,245,275
U.S. Government Agency Obligations	0	7,846,877	0	7,846,877
Short Term Investments	0	74,592,881	0	74,592,881
Total Investments in Securities	$193,331,047	$146,480,933	$0	$339,811,980

For the year ended December 31, 2009, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income, adjusted for amortization of discount and premium, is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements

The Fund may invest in Treasury Inflation-Protection Securities (TIPS). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Other: On November 4, 2009, the Securities and Exchange Commission (“SEC”) and Value Line, Inc. (“VLI”), Value Line Securities, Inc. (currently, EULAV Securities, Inc. (“ESI” or the “Distributor”)), Jean B. Buttner, former Chairman, President and Chief Executive Officer of VLI and David Henigson, a former Director and Officer of VLI, settled a matter related to brokerage commissions charged by ESI to certain Value Line mutual funds (“Funds”), including the Fund, from 1986 through November of 2004. The matter also involved alleged misleading disclosures provided by VLI to the Board of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. VLI agreed to pay disgorgement in the amount of $24,168,979 (representing disgorgement of commissions received), prejudgment interest of $9,536,786, and a civil penalty in the amount of $10,000,000. Also as part of the settlement, Mrs. Buttner and Mr. Henigson each agreed to pay a civil penalty, are barred from association with any broker, dealer or investment adviser, and are prohibited from serving as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person of such investment adviser, depositor, or principal underwriter, subject to a limited exception (limited in scope and for a one-year period) for Mrs. Buttner. Pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002, a fund will be created for VLI’s disgorgement, interest and penalty (“Fair Fund”). VLI will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution. VLI informed the Funds’ Board that it has paid the settlement, continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of EULAV Asset Management LLC (“EULAV” the “Adviser”), the Funds’ investment adviser, or ESI, the Funds’ distributor, to perform their respective contracts with the Funds.

Value Line Income and Growth Fund, Inc.

December 31, 2009

(K) Subsequent Events: Management has evaluated all subsequent transactions and events after the balance sheet date through February 26, 2010, the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2.	Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3.	Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	4,673,973	11,460,292
Shares issued to shareholders in reinvestment of dividends and distributions	606,961	1,609,436
Shares redeemed	(9,517,837)	(10,641,714)
Net increase/(decrease)	(4,236,903)	2,428,014
Dividends per share from net investment income	$0.1021	$0.1506
Distribution per share from net realized gains	$—	$0.0278
Distribution per share from return of capital	$—	$0.0844

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements

4.	Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended December 31, 2009
Purchases:
U.S. Treasury & Government Agency Obligations	$44,662,729
Other Investment Securities	105,783,537
Total Purchases	$150,446,266
Sales:
U.S. Treasury & Government Agency Obligations	$76,219,740
Other Investment Securities	137,536,976
Total Sales	$213,756,716

5.	Income Taxes

At December 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$310,881,750
Gross tax unrealized appreciation	$38,321,865
Gross tax unrealized depreciation	$(9,391,635)
Net tax unrealized appreciation on investments	$28,930,230
Undistributed ordinary income	$97,680
Capital loss carryforward, expires
December 31, 2016	$(4,904,280)
December 31, 2017	$(19,241,635)

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

Net unrealized gain (loss) differs from financial statements and tax purposes primarily due to wash sales, investments in partnerships and Lehman bonds write-off.

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by approximately $2,884, decreased accumulated realized loss by approximately $66,302, and decreased additional paid-in-capital by $69,186. Net assets were not affected by this reclassification. These reclassifications were due to differing treatments of investments in partnerships, investments in REIT’s and foreign currency translation for tax purposes.

The tax composition of distributions to shareholders for the years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008
Ordinary income	$4,648,516	$7,117,254
Long-term capital gain	—	1,298,031
Return of capital	—	3,975,558
	$4,648,516	$12,390,843

6.	Investment Advisory Fees, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $2,113,618 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the year ended December 31, 2009. This was computed at the rate of 0.70% of the first $100 million of the Fund’s average daily net assets plus 0.65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries.

Value Line Income and Growth Fund, Inc.

December 31, 2009

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by EULAV Securities, Inc. (the “Distributor”), for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2009, fees amounting to $793,699, before fee waivers were accrued under the Plan. Effective March 1, 2009, the Distributor contractually agreed to reduce the fee by 0.05% for a one year period. The fee waiver amounted to $134,236 for the year ended December 31, 2009. The Distributor has no right to recoup previously waived amounts.

For the year ended December 31, 2009, the Fund’s expenses were reduced by $220 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers, employees and a director of Value Line and/or affiliated companies are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 223,525 shares of the Fund’s capital stock, representing less than 1% of the outstanding shares at December 31, 2009. In addition, officers and directors of the Fund as a group owned 676 shares, representing less than 1% of the outstanding shares.

Value Line Income and Growth Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$6.39	$8.45	$8.57	$8.37	$8.35

Income from investment operations:
Net investment income	0.10	0.14	0.19	0.19	0.15
Net gains or (losses) on securities (both realized and unrealized)	1.36	(1.94)	0.48	0.73	0.68
Total from investment operations	1.46	(1.80)	0.67	0.92	0.83

Less distributions:
Dividends from net investment income	(0.10)	(0.15)	(0.19)	(0.23)	(0.15)
Distributions from net realized gains	—	(0.03)	(0.60)	(0.49)	(0.66)
Return of capital	—	(0.08)	—	—	—
Total distributions	(0.10)	(0.26)	(0.79)	(0.72)	(0.81)
Net asset value, end of year	$7.75	$6.39	$8.45	$8.57	$8.37

Total return	23.07%	(21.52)%	7.84%	11.07%	9.98%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$340,210	$307,748	$386,249	$357,950	$276,896
Ratio of expenses to average net assets(1)	1.13%	1.10%	1.05%	1.07%	1.09%
Ratio of expenses to average net assets(2)	1.09%	1.09%	1.04%	1.06%	1.09%
Ratio of net investment income to average net assets	1.49%	1.87%	2.18%	2.21%	1.81%
Portfolio turnover rate	56%	86%	56%	62%	71%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the waiver of the service and distribution plan fees by the Distributor, would have been 1.09% for the year ended December 31, 2008, 1.04% for the year ended December 31, 2007, 1.06% for the year ended December 31, 2006 and would have been unchanged for the other years shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Income and Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Income and Growth Fund, Inc. (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 26, 2010

Value Line Income and Growth Fund, Inc.

Federal Tax Notice (unaudited)

For corporate taxpayers, 64.92% of the ordinary income distribution paid during the calendar year 2009, qualify for the corporate dividends received deductions.

During the calendar year 2009, 82.85% of the ordinary income distribution are treated as qualified dividends.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Income and Growth Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany DOB: June 1946	Director	Since 2008	Mutual Fund Marketing Director of EULAV Securities, Inc. (the “Distributor”), formerly Value Line Securities, Inc. Secretary of Value Line, Inc. since November 2009.	None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Director (Lead Independent Director since 2008)	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994) Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Director	Since 1997	Professor, Skidmore College, since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment Adviser) since 2004.	None

Value Line Income and Growth Fund, Inc.

Management of the Fund

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Director	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President and Secretary of Value Line until November 2009; Director of Value Line; Acting Chairman and Acting CEO of Value Line since November 2009; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006-present) and Senior Vice President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line Income and Growth Fund, Inc.

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Value Line Income and Growth Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal  executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer of Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2009 - $75,268

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2009 -$45,288

(d)	All Other Fees – None

(e) (1)
Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2009 -$2,050

(h)	Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.2R CODE ETH.

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	February 26, 2010